Exhibit 99.1

                                 DST MEDIA, INC.
                                 715 Palm Street
                          West Palm Beach, Florida 33401

                                 August 14, 2002

United States Securities and Exchange Commission
Washington, DC 20549

Ladies & Gentlemen:

         In connection with the financial statements filed with the report on
Form 10-QSB for the period ended June 30, 2002, the undersigned chief executive officer and chief financial officer certifies that the said periodic report fully complies with the requirements of Sections 13(a) and 15(d) of the
Securities Exchange Act of 1934 and that the information contained in said periodic report fairly presents, in all material respects, the financial condition and results of operations of DST Media, Inc.

                                           /s/Darian S. Tenace
                                           --------------------------------
                                           Darian S. Tenace